     Exhibit 10.3
NINTH AMENDMENT TO CREDIT AGREEMENT
          NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 24, 2008 (this “Amendment”) by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page hereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page hereto as “Guarantors” (such subsidiaries, together with Holdings, are referred to individually as a “Guarantor” and collectively, jointly and severally, as “Guarantors”), the Lenders (as defined below) party hereto, and General Electric Capital Corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).
          WHEREAS, Holdings, Borrowers, Guarantors, the lenders party thereto from time to time (“Lenders”) and Agent are parties to that certain Credit Agreement, dated April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans and other financial accommodations to Borrowers;
          WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to amend certain terms and conditions of the Credit Agreement, in each case, as more fully set forth herein; and
          WHEREAS, Agent and Lenders have agreed to make such amendments to the Credit Agreement, in each case, subject to the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.
          2. Amendments to Credit Agreement.
               (a) Section 1.3(b) of the Credit Agreement, Mandatory Prepayments, is hereby amended and modified by deleting clause (ix) in its entirety and inserting the following in lieu thereof:
“(ix) Certain Receipts. Commencing on the date of the closing of the acquisition contemplated by the Canadian Purchase Agreement, no later than the first Business Day following each date on which Holdings or any of its Subsidiaries receives any proceeds of any Accounts owing to Canadian OpCo in respect of the distribution of music products in Canada, Borrowers shall prepay the Loans to the Agent or the Term Loan Agent, as applicable, in an aggregate amount equal to 100% of such proceeds as follows: (i) first, to the Obligations, until paid in full, (ii) second to the Tranche B Term Loans (as defined in the Term Loan Agreement), until paid in full, and (iii) third, to the Last-Out Revolving Loans, until paid in full (it being understood that the Revolving Commitment (as defined in the Term Loan Agreement) shall be permanently reduced by the amount of any such prepayment).”
               (b) Section 6.25 of the Credit Agreement, Delivery of Amendment, is hereby amended and restated by deleting such section in its entirety and inserting the following in lieu thereof:
“6.25 Delivery of Amendment. By not later than August 1, 2008, the Credit Parties shall not fail to execute and deliver to Agent an amendment to this Agreement in form and substance satisfactory to Agent.”
               (c) Annex A of the Credit Agreement, Definitions, is hereby amended by adding the following new definitions thereto, in appropriate alphabetical order, to read in their entirety as follows:
““Canadian Purchase Agreement” means the Asset Purchase Agreement, dated as of July 24, 2008, by and among Canadian Operating Company, Holdings, Anderson Merchandisers-Canada, Inc., a Delaware corporation and Anderson Merchandisers, L.P., a Texas limited partnership.
“Ninth Amendment” means the Ninth Amendment to Credit Agreement, dated as of July 24, 2008, by and among Credit Parties, Lenders and Agent.
“Ninth Amendment Effective Date” has the meaning ascribed to the term ‘Amendment Effective Date’ in the Ninth Amendment.”
               (d) Annex A of the Credit Agreement, Definitions, is hereby further amended by amending and restating the definitions of the following terms contained therein to read in their entirety as follows:
““Extraordinary Receipts” means any cash received by or paid to or for the account of Holdings or any of it Subsidiaries not in the ordinary course of business, including any foreign, United States, state or local tax refunds, pension plan reversions, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustment received in connection with any purchase agreement and proceeds of insurance (excluding, however, any Net

Insurance/Condemnation Proceeds which are subject to Section 1.3(b)).
“Material Contract” means, collectively, any contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect, and including, in any event each contract or agreement to which Holdings or any of its Subsidiaries is a party involving aggregate consideration payable to or by Holdings or such Subsidiary of $5,000,000 or more (other than purchase orders in the ordinary course of the business of Holdings or such Subsidiary and other than contracts that by their terms may be terminated by Holdings or such Subsidiary in the ordinary course of its business upon less than 60 days’ notice without penalty or premium), and including, without limitation, the Anderson Purchase Agreement and the Canadian Purchase Agreement and all documents executed or delivered in connection with any of the foregoing.”
               (e) Annex A of the Credit Agreement, Definitions, is hereby further amended by deleting clause (iv) from the definition of “Indebtedness” contained therein and insert the following in lieu thereof:
“(iv) any obligations owned for all or any part of the deferred purchase price of property or services (excluding trade payables incurred in the ordinary course of business) which purchase price is (a) due more than four (4) months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument;”
               (f) Annex A of the Credit Agreement, Definitions, is hereby further amended by adding the following sentence to the end of the definition of “Net Asset Sale Proceeds” contained therein:
“For the avoidance of doubt, it is understood and agreed that 100% of the amount of the Hold Back (as defined in the Canadian Purchase Agreement, as in effect on the Ninth Amendment Effective Date), including all amounts payable under the Promissory Note (as defined in the Canadian Purchase Agreement, as in effect on the Ninth Amendment Effective Date), shall be deemed to constitute ‘Net Asset Sale Proceeds’ upon receipt of any such amount by Holdings or any of its Subsidiaries and, notwithstanding anything to the contrary contained in Section 1.3, shall be paid to the Agent or the Term Loan Agent, as applicable, to be applied (A) first, to the Obligations, until paid in full, (B) second, to the Tranche B Term Loans (as defined in the Term Loan

Agreement) until paid in full; and (C) third, to the Last-Out Revolving Loans, until paid in full (it being understood that the Revolving Commitment (as defined in the Term Loan Agreement) shall be permanently reduced by the amount of any such prepayment).”
          3. Consent. (a) Credit Parties have advised Agent and Lenders that Canadian Operating Company and Holdings are entering into an Asset Purchase Agreement, dated as of July 24, 2008, with Anderson Merchandisers-Canada, Inc., a Delaware corporation (the “Purchaser”) and Anderson Merchandisers, L.P., a Texas limited partnership (“Merchandisers”), in the form of Annex A attached hereto (the “Purchase Agreement”), which Purchase Agreement provides for the sale of certain assets related to Canadian Operating Company’s business consisting of the distribution of certain music product in Canada.
               (b) Subject to the terms and conditions contained herein and notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Agent and the Lenders hereby consent to the sale of the Purchased Assets (as defined in the Purchase Agreement) to Purchaser in accordance with the terms and conditions of the Purchase Agreement as in effect on the Ninth Amendment Effective Date; provided, that (i) the cash proceeds of such sale (including the Incentive Payment (as defined in the Anderson Purchase Agreement as in effect on the Seventh Amendment Effective Date) but excluding the amounts payable under the Promissory Note referred to in clause (vii) below) that will be received on the date of such sale are at least $5,000,000, (ii) all of such cash proceeds are paid to Agent for application to the Obligations as set forth in Section 1.3(c) of the Credit Agreement until the Obligations are paid in full, and then to the Term Loan Agent for application to the Term Loan Debt as follows: (A) first, to the Tranche B Term Loans (as defined in the Term Loan Agreement) until paid in full; and (B) second, to the Last-Out Revolving Loans, until paid in full (it being understood that the Revolving Commitment (as defined in the Term Loan Agreement) shall be permanently reduced by the amount of any such prepayment), (iii) the Borrowers pay to the Term Loan Agent all accrued interest payable in respect of the amount prepaid pursuant to clause (ii) above (it being understood that the Make-Whole Amount (as defined in the Term Loan Agreement) payable in respect of the amount prepaid pursuant to clause (ii) above shall be paid-in-kind on such date by capitalizing such Make-Whole Amount and adding it to the outstanding principal amount of the Tranche B Term Loan, whereupon such Make-Whole Amount shall (A) constitute a portion of the outstanding Tranche B Term Loan for purposes of the Term Loan Agreement and all other Credit Documents (as defined in the Term Loan Agreement), (B) be secured by the Collateral (as defined in the Term Loan Agreement), (C) constitute a portion of the Obligations (as defined in the Term Loan Agreement) owing by the Credit Parties (as defined in the Term Loan Agreement) to the Term Loan Agent and the Term Loan Lenders and (D) be payable on the Term Loan Maturity Date, (iv) such sale or disposition and application of proceeds shall occur on or before October 15, 2008, (v) as of the date of such sale and after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing, and (B) all material creditors of Canadian OpCo not paid immediately upon the closing of the Purchase Agreement shall have delivered to Canadian OpCo, a Bulk Sales Act Waiver, substantially in the form of Exhibit B hereto, and Agent shall have received a certificate from an Authorized Officer of Holdings and Canadian OpCo, certifying that the statements contained in sub-clauses (A) and (B) above are true and correct,

(vi) Agent shall have received, in form and substance reasonably satisfactory to the Agent, true, correct and complete copies of the Purchase Agreement and each other document executed in connection with any of the foregoing, together with all schedules and exhibits thereto, duly authorized, executed and delivered by the parties thereto (such documents, collectively, the “Purchase Documents”), and (vii) Agent shall have received a Pledge Amendment to the Canadian Security Agreement and the Term Loan Agent shall have received the original Promissory Note (as defined in the Canadian Purchase Agreement (as in effect on the Ninth Amendment Effective Date), appropriate instruments of transfer executed in blank and an acknowledgement duly executed by the Purchaser with respect to such pledge, in each case, in form and substance satisfactory to Agent;
               (c) Agent, with the consent of the Lenders, agrees to execute and deliver to Purchaser (i) a release of liens in the form attached hereto as Exhibit A (the “Release”) on the date of the proposed sale described in Section 3(b) above, following the satisfaction of the conditions described in sub-clauses (v), (vi) and (vii) of Section 3(b) above (it being understood and agreed by each Credit Party that the failure to satisfy any other condition specified in Section 3(b) on the date of any such sale shall result in an immediate Event of Default under the Credit Agreement), and (iii) a waiver in the form attached hereto as Exhibit V (the “Bulk Sales Act Waiver”) on the date of the proposed sale described in Section 3(b) above, following the satisfaction of all of the conditions described in Section 3(b) above. The Credit Parties hereby acknowledge and consent to the Release and the Bulk Sales Act Waiver.
               (d) Except as provided in Section 3(b), the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the foregoing waivers and consents shall be limited to the matters set forth herein and shall not extend to any other transaction. The foregoing waivers and consents do not allow any other or further departure from the terms of the Credit Agreement or any other Loan Document.
          4. Waiver. (a) The Company, in its capacity as Borrower Representative, has advised Agent that certain Events of Default have occurred under Section 8.1(c) of the Credit Agreement, due to the incurrence of certain Indebtedness by the Credit Parties resulting from the failure of the Credit Parties to pay all trade payables in excess of $2,000,000 within 60 days of the due date therefor in violation of Section 6.1 of the Credit Agreement (such Events of Default, the “Specified Events of Default”). At the request of the Credit Parties, effective upon the Amendment Effective Date, Agent and the Lenders hereby waives each Specified Event of Default that occurred prior to the date hereof.
               (a) The waivers and consents set forth in Section 4(a) above shall be effective only in this specific instance and for the specific purposes set forth herein, and (b) do not allow for any other or further departure from the terms and conditions of the Credit Agreement (including, without limitation, any further violation of Section 6.1 of the Credit Agreement) or any other Loan Document, which terms and conditions shall continue in full force and effect.
          5. Conditions to Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent:

               (a) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing (or would result from this Amendment becoming effective in accordance with its terms).
               (b) Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agent and Lenders.
               (c) Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to Agent, duly executed by Credit Parties, Term Loan Agent, and Term Loan Lenders amending and waiving the corresponding provisions of the Term Loan Agreement.
          6. Credit Parties’ Representations and Warranties. Each Credit Party represents and warrants to Agent and Lenders as follows:
               (a) Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.
               (b) The execution, delivery and performance by such Credit Party of this Amendment and the Purchase Documents and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Credit Party or any of such Credit Party’s properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property.
               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the Purchase Documents or the performance by such Credit Party of the Credit Agreement, as amended hereby.
               (d) This Amendment and the Credit Agreement, as amended hereby, and the Purchase Documents constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies and by general principles of equity.

               (e) Immediately after giving effect to this Amendment, (i) the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).
               7. Continued Effectiveness of Credit Agreement. Each Credit Party hereby confirms and agrees that (a) the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) to the extent that any such Loan Document purports to assign or pledge to Agent, for the ratable benefit of Lenders, or to grant to Agent, for the ratable benefit of Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, (c) the execution and delivery of this Amendment does not limit any other action that Agent is entitled to take, or that the Credit Parties are required to perform, under the Fifth Amendment Fee Letter, and (d) no amendment or waiver of any terms or provisions of the Credit Agreement, or the amendments or waivers granted hereunder, shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or waived hereby or from complying with any other term or provision thereof or herein.
               8. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Loan Documents. Notwithstanding the foregoing, Credit Parties wish (and Agent and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.
               9. Miscellaneous.
               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.
               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.
               (d) Borrowers will pay on demand all reasonable fees, costs and expenses of Agent and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agent and Lenders.
               (e) This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof. Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.
[remainder of this page intentionally left blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS: HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

SVG DISTRIBUTION, INC.
By:
Name:
Title:

CRAVE ENTERTAINMENT, INC.
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title:

GUARANTORS: HANDLEMAN COMPANY
By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.
By:
Name:
Title:

HANLEY ADVERTISING COMPANY
By:
Name:
Title:

HANDLEMAN COMPANY OF CANADA LIMITED
By:
Name:
Title:

HANDLEMAN UK LIMITED
By:
Name:
Title:

ADMINISTRATIVE AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Name:
Title:

EXHIBIT A TO NINTH AMENDMENT
General Electric Capital Corporation
500 W. Monroe
Chicago, IL 60661
Anderson Merchandisers-Canada, Inc.
421 S.E. 34th Avenue
Amarillo, TX 79103
               Re: RELEASE AND TERMINATION OF LIENS
Ladies and Gentlemen:
               Reference is hereby made to the Credit Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; all terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein), by and among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Handleman Services”), certain subsidiaries of Holdings identified on the signature page thereto as “Borrowers” (such Subsidiaries, together with Handleman Services, are referred to individually as a “Borrower” and collectively, jointly and severally, as “Borrowers”), certain subsidiaries of Holdings identified on the signature page thereto as “Credit Parties” (such subsidiaries, together with Holdings and the Borrowers, are referred to individually as a “Credit Party” and collectively, jointly and severally, as “Credit Parties”), the lenders party thereto from time to time (“Lenders”), and General Electric Capital Corporation, as administrative agent for Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”). Agent, on behalf of itself and the Lenders, holds a security interest in and lien on the assets and property of Handleman Company of Canada Limited, a corporation organized under the laws of the Province of Ontario (“Seller”). Agent and the Lenders have been advised that Seller is selling, conveying, transferring and assigning to Anderson Merchandisers-Canada, Inc., a Delaware corporation (the “Purchaser”), the Purchased Assets (as defined in the Asset Purchase Agreement, dated as of July      , 2008, by and among Seller, Holdings, Purchaser, and Anderson Merchandisers, L.P., as in effect on the date hereof). As a condition to such proposed sale, Agent is required to release all of its liens on such Purchased Assets.
               1. Release of Security Interest. Effective upon receipt by Term Loan Agent of the payment set forth in Section 2 hereof, Agent hereby releases, terminates and discharges, without recourse and without any representation or warranty of any kind, express or implied, all security interests and liens of any nature whatsoever in its favor in or on the Purchased Assets. Nothing contained herein shall be deemed a release or termination by Agent of any security interests in and liens on any assets of any Credit Party other than the Purchased Assets, all of which shall continue in full force and effect. Except as specifically set forth herein, nothing contained herein shall be construed in any manner to constitute a waiver, release or termination or to otherwise limit or impair any of the obligations or indebtedness of any Credit Party or any other person or entity to Agent and the Lenders, or any duties, obligations or responsibilities of the Credit Parties or any other person or entity to Agent and the Lenders.
               2. Effectiveness of Release. The release, termination and discharge of Agent’s security interests in and liens on the Purchased Assets pursuant to Section 1 hereof shall be effective, without further action by Agent, upon the Term Loan Agent’s receipt, from or on behalf of the Credit Parties (including by direct payment by the Purchaser), of an aggregate amount of not less than $5,000,000 in immediately available funds to the bank account specified on Schedule I hereto by not later than noon (New York City time) on                , 2008. (To the extent such payment is not received by such time, this Release and Termination of Liens shall terminate and be of no further force or effect.)
               3. Further Assurances. Agent will, at the reasonable request of the Borrowers or the Purchaser and after receipt of the payment set forth in Section 2 hereof by the Term Loan Agent, execute and/or deliver such instruments and other writings as may be necessary to effect or evidence the termination of the liens of Agent on the Purchased Assets, but without representation, warranty or recourse to Agent or the Lenders and at the sole cost and expense of the Borrowers.
               4. Miscellaneous. Delivery of an executed counterpart of this Release and Termination of Liens by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart. This Release and Termination of Liens shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without regard to principles of conflict of laws).

Very truly yours, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and on behalf of the Lenders
By:
Name:
Title:

Schedule I
Bank Account Details
Citibank, NA
ABA # 021000089
A/C Name: Silver Point Finance, LLC
A/C # 48680439
RE: Handleman / Sweep Payment

ANNEX A TO NINTH AMENDMENT
PURCHASE AGREEMENT
See attached.

EXHIBIT B TO NINTH AMENDMENT
FORM 2
(Section 8 (1) (c))
Bulk Sales Act
WAIVER
In the matter of the sale in bulk
Between
     Seller
-and-
     Buyer
I,                     , of the                      of                     , in the                      of                     , a secured (or unsecured) trade creditor of the above-named seller, hereby waive the provisions of the Bulk Sales Act that require that adequate provision be made for the immediate payment in full of my claim forthwith after completion of the sale, and I hereby acknowledge and agree that the buyer may pay or deliver the proceeds of the sale to the seller and thereupon acquire the property of the seller in the stock without making provision for the immediate payment of my claim and that any right to recover payment of my claim may, unless otherwise agreed, be asserted against the seller only.
Dated at                     this       day of                     , 20
Witness: